Schedule 10.16
Purchasers

1. PFK Acquisition Group, LLC executed the Senior Secured Convertible Note and Warrant Purchase Agreement as of February 21, 2006.

2. Alfred F. Bracher, III executed the Senior Secured Convertible Note and Warrant Purchase Agreement as of February 14, 2006.

3. Howard Goldberg executed the Senior Secured Convertible Note and Warrant Purchase Agreement as of March 13, 2006.

4. Real Path, Inc. executed the Senior Secured Convertible Note and Warrant Purchase Agreement as of February 14, 2006.

5. Robert Schachter Trust, Diane Schachter, Trustee executed the Senior Secured Convertible Note and Warrant Purchase Agreement as of February 7, 2006.

6. Harvey Goldberg executed the Senior Secured Convertible Note and Warrant Purchase Agreement as of March 24, 2006.

7. Larry Chimerine executed the Senior Secured Convertible Note and Warrant Purchase Agreement as of March 21, 2006.

8. Nob Hill Capital Partners, LP executed the Senior Secured Convertible Note and Warrant Purchase Agreement as of February 13, 2006.

9. Nob Hill Capital Associates, LP executed the Senior Secured Convertible Note and Warrant as of July 30, 2006.

10. Nicolette Consulting Group Limited executed the Senior Secured Convertible Note and Warrant as of August 10, 2006.

11. PFK Acquisition Group II, LLC executed the Senior Secured Convertible Note and Warrant Purchase Agreement as of June 28, 2006.